UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

May 8, 2010
Date of Report (Date of earliest event reported)
The Taiwan Fund, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	811-04893	042942862
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

c/o State Street Bank and Trust Company, 2 Avenue de	02206-5049
Lafayette, PO Box 5049, Boston, MA	(Zip Code)
(Address of Principal Executive Offices)

(800) 639-9242
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Section (b)
Mr. Andrew Chen resigned as the President of the Registrant on May 8, 2010.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Section (b)
Ms. Adelina Louie resigned as the Secretary and Treasurer of the Registrant on May 8, 2010.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Section (c)(1)
Mr. Jamie Skinner was appointed President of the Registrant on May 8, 2010.

Section (c)(2)
Mr. Skinner is 49 years of age.  Prior to his appointment as President, Mr. Skinner had not held any other positions or offices with the Registrant.  No arrangements or understandings exist between Mr. Skinner and the Registrant except the arrangements or understandings related to Mr. Skinner as acting solely in the capacity of his office.  No family relationships exist between Mr. Skinner and any director, officer or any other person nominated or chosen by the Registrant to become an officer.

Mr. Skinner’s business experience during the past five years is as follows: Director, Head of Client Services, Martin Currie Investment Management Limited10/2004 – present; President, The China Fund, Inc., 9/2009-present.

Mr. Skinner has not engaged in any transactions or proposed transactions since the beginning of the Registrant's last fiscal year in which the Registrant was or is to be a participant and the amount involved exceeds $120,000, and in which any related person had or will have a direct or indirect material interest.

Section (c)(3)
There is no material plan, contract or arrangement (whether or not written) to which Mr. Skinner is a party or in which he participates that is entered into or material amendment in connection with his appointment as President or any grant or award to Mr. Skinner or modification thereto, under any such plan, contract or arrangement in connection with such appointment.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Section (c)(1)
Mr. Christopher Bentham Ruffle was appointed Vice President of the Registrant on May 8, 2010.

Section (c)(2)
Mr. Ruffle is 52 years of age.  Prior  to his appointment as Vice President, Mr. Ruffle had not held any other positions or office with the Registrant.  No other arrangements or understandings with the officer and the registrant exist except the arrangements or understandings related to the officer acting solely in the capacity of his office.  No family relationships exist between Mr. Ruffle and any director, officer or any other person nominated or chosen by the Registrant to become an officer.

Mr. Ruffle’s business experience during the past five years is as follows: Director, MC China Limited, 5/2006 - present; Director, Heartland Capital Management Limited , 5/2006 – present; Director, Martin Currie Investment Management Limited, 04/1995 – 06/2006; Vice President and Portfolio Manager of The China Fund, Inc., seconded from Heartland Capital Management Limited to Martin Currie Investment Management Limited and Martin Currie Inc., 03/2004 – present.  Martin Currie Investment Management Limited is a wholly owned subsidiary of Martin Currie Limited.  The Investment Advisor Martin Currie Inc is also a wholly owned subsidiary of Martin Currie Limited.  MC China Limited is a joint venture owned 50% by Martin Currie Limited and 50% by Heartland Capital Management Limited.  Heartland Capital Management Limited is owned by Christopher Ruffle and Shifeng Ke.

Mr. Ruffle has not engaged in any transactions since the beginning of the Registrant's last fiscal year, or any currently proposed transaction, in which the Registrant was or is to be a participant and the amount involved exceeds $120,000, and in which he was a related person with a direct or indirect material interest.

Section (c)(3)
There is no material plan, contract or arrangement (whether or not written) to which a Mr. Ruffle is a party or in which he participates that is entered into or material amendment in connection with the triggering event or any grant or award to Mr. Ruffle or modification thereto, under any such plan, contract or arrangement in connection with any such event.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Section (c)(1)
Ms. Cynthia Morse-Griffin was appointed Treasurer of the Registrant on May 8, 2010.

Section (c)(2)
Ms. Morse-Griffin is 35 years of age.  Prior to her appointment as Treasurer, Ms. Morse-Griffin had not held any other positions or offices with the Registrant.  No other arrangements or understandings with the officer and the registrant exist except the arrangements or understandings related to the officer acting solely in the capacity of her office.  No family relationships exist between Ms. Morse-Griffin and any director, officer or any other person nominated or chosen by the Registrant to become an officer.

Ms. Morse-Griffin’s business experience during the past five years is as follows: Manager, Foreside Compliance Services, LLC, 2008 – present; Assistant Vice President, Citigroup Fund Services, LLC, 2001-2008.  None of the listed employers are affiliated to the Registrant.

Ms. Morse-Griffin has not engaged in any transactions since the beginning of the Registrant's last fiscal year, or any currently proposed transaction, in which the Registrant was or is to be a participant and the amount involved exceeds $120,000, and in which she was related person with a direct or indirect material interest.

Section (c)(3)
There is no material plan, contract or arrangement (whether or not written) to which a Ms. Morse-Griffin is a party or in which she participates that is entered into or material amendment in connection with the triggering event or any grant or award to Ms. Morse-Griffin or modification thereto, under any such plan, contract or arrangement in connection with any such event.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Section (c)(1)
Ms. Elizabeth A. Watson was appointed Secretary of the Registrant on May 8, 2010.

Section (c)(2)
Ms. Watson is 55 years of age.  Prior to her appointment as Secretary, Ms. Watson served as Assistant Secretary of the Registrant.  No other arrangements or understandings with the officer and the registrant exist except the arrangements or understandings related to the officer acting solely in the capacity of her office.  No family relationships exist between Ms. Watson and any director, officer or any other person nominated or chosen by the Registrant to become an officer.

Ms. Watson’s business experience during the past five years is as follows: President and General Counsel, U.S. Boston Capital Corporation, 05/2004 – 07/2007; Clerk, Quantitative Group of Funds, 07/2004 – 07/2007; Chief Legal Officer, Quantitative Group of Funds, 01/2007 – 07/2007; Chief Compliance Officer, Quantitative Group of Funds, 07/2004 – 12/2005; Vice President and General Counsel, Quantitative Investment Advisors, Inc., 05/2004 – 07/2007; Chief Compliance Officer, Quantitative Investment Advisors, Inc., 07/2004 – 10/2006; Vice President and Managing Counsel, State Street Bank and Trust Company, 08/2007 – present; Assistant Secretary of the Registrant, 4/21/08 – 05/2010; Assistant Secretary of the Artio Global Investment Funds, 04/2008 – 04/2010; Secretary of The China Fund, Inc. 12/2008 - present.  None of the listed employers are affiliated with the Registrant.

Ms. Watson has not engaged in any transactions since the beginning of the Registrant's last fiscal year, or any currently proposed transaction, in which the Registrant was or is to be a participant and the amount involved exceeds $120,000, and in which she was related person with a direct or indirect material interest.

Section (c)(3)
There is no material plan, contract or arrangement (whether or not written) to which a Ms. Watson is a party or in which she participates that is entered into or material amendment in connection with the triggering event or any grant or award to Ms. Watson or modification thereto, under any such plan, contract or arrangement in connection with any such event.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Section (c)(1)
Ms. Tracie A. Coop was appointed Assistant Secretary of the Registrant on May 8, 2010.

Section (c)(2)
Ms. Coop is 33 years of age.  No other arrangements or understandings with the officer and the registrant exist except the arrangements or understandings related to the officer acting solely in the capacity of her office.  No family relationships exist between Ms. Coop and any director, officer or any other person nominated or chosen by the Registrant to become an officer.

Ms. Coop’s business experience during the past five years is as follows: Vice President and Senior Counsel, State Street Bank and Trust Company 10/2007 – present; Associate Counsel and Manager, Natixis Asset Management Advisors L.P., 2006-2007; Associate Counsel, Natixis Asset Management Advisors L.P., 2005-2006.  None of the listed employers are affiliated to the Registrant.

Ms. Coop has not engaged in any transactions since the beginning of the Registrant's last fiscal year, or any currently proposed transaction, in which the Registrant was or is to be a participant and the amount involved exceeds $120,000, and in which she was related person with a direct or indirect material interest.

Section (c)(3)
There is no material plan, contract or arrangement (whether or not written) to which a Ms. Coop is a party or in which she participates that is entered into or material amendment in connection with the triggering event or any grant or award to Ms. Coop or modification thereto, under any such plan, contract or arrangement in connection with any such event.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 12, 2010

By:  /s/ Elizabeth A. Watson
Name: Elizabeth A. Watson
Title:   Secretary